1 THIRD QUARTER FISCAL YEAR 2017 Earnings Conference Call & Presentation August 9, 2017 at 9:00 a.m. CT (10:00 a.m. ET)

2 Third Quarter Fiscal Year 2017 Welcome to Nexeo’s Earnings Conference Call and Presentation August 9, 2017 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 50090074

3 Agenda and Management Introductions 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 OUTLOOK AND CLOSING REMARKS Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 Q&A

4 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis.

BUSINESS COMMENTARY David Bradley President & Chief Executive Officer

Third Quarter Performance and Achievements 6 Attractive Industry Growth Characteristics  Net income for the quarter of $10 million, on 9% revenue increase to $943 million  Adjusted EBITDA* of $52.4 million, with 5.6% margin  Increased 12% from last year, marking the second consecutive quarter of year-over-year double digit growth  Ultra Chem integration process on track  Excitement continues for commercial synergy prospects  Finalized implementation of new transportation management system  Continuing to drive cost savings with route efficiency and private fleet prioritization  New MyNexeo.com customer portal launched  Brings together the best digital marketing products onto a centralized platform  Provides customers with a self-service option at their convenience *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

FINANCIAL PERFORMANCE Ross Crane Chief Financial Officer

Consolidated  Volume up 1.0%  Average selling prices up 6.0% Chemicals  Volume essentially flat  Average selling prices up 8.8% Plastics  Volume increased 2.4%  Average selling prices up 3.5% Fiscal Third Quarter 2017 Highlights 8 (1) 3Q17 includes $1.0 million of additional depreciation expense related to the business combination compared to the prior year (2) 3Q17 includes $0.4 million of additional depreciation expense related to the business combination compared to the prior year (3) 3Q17 includes $2.2 million of additional depreciation and amortization expense related to the business combination compared to the prior year and the Ultra Chem acquisition *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure In millions (except per share data) Successor Successor Three Months Ended Jun-30-2017 Three Months Ended Jun-30-2016 Apr-01-2016 through Jun-08-2016 3Q-FY17 3Q-FY16 3Q-FY16 Sales and operating revenues Chemicals 443.9$ 94.2$ 298.7$ Plastics 466.2 109.9 329.8 Other 32.6 10.2 21.7 Total sales and operating revenues 942.7 214.3 650.2 Gross profit Chemicals (1) 54.3 9.6 38.8 Margin 12.2% 10.2% 13.0% Plastics (2) 43.1 6.7 32.2 Margin 9.2% 6.1% 9.8% Other 5.3 2.5 4.4 Total gross profit 102.7 18.8 75.4 Total gross profit margin 10.9% 8.8% 11.6% SG&A (3) 79.4 19.1 57.5 Transaction related costs 0.2 15.9 26.1 Change in fair value related to contingent consideration (0.8) (2.3) - Operating income 23.9 (13.9) (8.2) Other income 5.7 - 0.3 Interest expense, net (13.5) (2.9) (11.2) Net income (loss) from continuing operations before income taxes 16.1 (16.8) (19.1) Income tax expense (benefit) 5.9 (1.3) 1.1 Net income (loss) Attributed to Nexeo Solutions, Inc. 10.2$ (15.5)$ (20.2)$ Net income (loss) per share available to common stockholders Basic 0.13$ (0.45)$ Diluted 0.13$ (0.45)$ Adjusted EBITDA* 52.4$ 14.5$ 32.3$ Adjusted EBITDA* % of sales 5.6% 6.8% Predecessor 5.0%

Key Balance Sheet Metrics 9 (1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15 (2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure (3) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and Adjusted EBITDA to the most comparable GAAP financial measure (4) Working capital is calculated as accounts receivable plus inventory less accounts payable $830.6 $918.4 $904.0 Q3-FY16 Q2-FY17 Q3-FY17 $792.0 $823.1 $869.9 Q3-FY16 Q2-FY17 Q3-FY17 $483.8 $523.5 $568.5 13.9% 15.3% 16.2% Q3-FY16 Q2-FY17 Q3-FY17 Working Capital Working Capital % LTM Sales $38.6 $95.3 $34.1 Q3-FY16 Q2-FY17 Q3-FY17 Working Capital (4)Net Debt (1)(2) CashTotal Debt (1) ($ in millions) 4.9x4.8x4.4xLeverage (3)

CLOSING REMARKS David Bradley President & Chief Executive Officer

Guidance and Outlook 11 Item 2016 2017 Revenue $3,406 M Gross Profit $380 M SG&A $301 M FY Capex (1) $19 M Cash Tax $6 M D&A $58 M Cash Interest $50 M FY Adjusted EBITDA* $174 M $180 - 185 M Revised Fiscal Year 2017 Guidance (1) Net of asset sales *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure  Supplier disruption in Plastics  Persisting issues since major supplier’s transition to a new IT platform last October  Estimated FY17 negative impact of approximately $5 million  Common carrier rate increases  Adjusting prices to reflect increased freight costs  Estimated FY17 negative impact between $4 and $5 million  Long-term growth objectives  Grow commodity volumes better than GDP  Grow specialty volumes twice the rate of commodities  Supplement growth through targeted bolt-on acquisitions at reasonable multiples  Strategic plan for margin expansion  Leverage industry-leading, centralized, proprietary operating platform to drive productivity and cost enhancements across the company  Improve specialty mix by continuing to expand specialty line-card with new supplier authorizations and targeted acquisitions

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THANK YOU FOR ATTENDING We look forward to hosting you next quarter! Please feel free to reach out to our Investor Relations Personnel via the contact information below with any outstanding questions you have or if you would like to discuss our strategy and investment proposition in further detail +1.281.297.0856 Investor.Relations@nexeosolutions.com

Appendix

Capital Structure Summary 15 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Basic - Average Common Shares Outstanding 76.7 million Diluted - Average Common Shares Outstanding 76.8 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders

Non-GAAP Reconciliation 16 (1) Includes 69 days of operating activities (2) Includes 22 days of the acquired business’ operating activities (3) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation Apr. 1 - Jun. 8 2016(1) Q3-FY16(2) Q4-FY16 Q1-FY17 Q2-FY17 Q3-FY17 Net income (loss) $ (20.2) $ (15.5) $ 8.7 $ (8.3) $ (1.1) $ 10.2 Interest expense, net 11.2 2.9 12.0 11.9 12.4 13.5 Income tax expense (benefit) 1.1 (1.3) 2.5 (2.7) 0.8 5.9 Depreciation and amortization 10.3 4.3 16.3 16.8 17.8 18.9 Other operating expenses, net (3) 29.9 24.1 6.9 16.1 15.8 3.9 Adjusted EBITDA from continuing operations $ 32.3 $ 14.5 $ 46.4 $ 33.8 $ 45.7 $ 52.4 ($ in millions, Unaudited) Predecessor Successor

Non-GAAP Reconciliation (continued) 17 (1) See Non-GAAP Reconciliation: Last Twelve Months Ending - Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries LTM Adjusted EBITDA Reconciliation 06/30/2016 09/30/2016 12/31/2016 03/31/2017 06/30/2017 Net income (loss) $ (21.2) $ (22.2) $ (34.7) $ (36.4) $ 9.5 Net (income) from discontinued operations (0.1) (0.1) (0.1) - - Interest expense, net 60.4 56.5 53.0 50.4 49.8 Income tax expense 4.1 5.4 1.4 0.4 6.5 Depreciation and amortization 55.1 58.3 61.5 65.5 69.8 Other operating expenses, net (1) 83.4 75.8 87.3 92.8 42.7 Adjusted EBITDA from continuing operations $ 181.7 $ 173.7 $ 168.4 $ 172.7 $ 178.3 Last Twelve Months Ending ($ in millions, Unaudited)

Non-GAAP Reconciliation (continued) 18 Nexeo Solutions, Inc. and Subsidiaries Quarterly Other Operating Expenses, Net Apr. 1-Jun. 8 2016(1) Q3-FY16(2) Q4-FY16 Q1-FY17 Q2-FY17 Q3-FY17 Management add-backs (3) $ 1.9 $ 0.6 $ 3.4 $ 2.5 $ 3.4 $ 2.2 Change in FV of contingent consideration obligations - - (11.2) 10.6 10.0 (0.8) Foreign exchange (gains) losses, net (4) 1.3 0.4 0.7 0.8 0.8 (0.4) Management fees (5) 0.5 - - - - - Compensation expense related to management equity plan (non-cash) 0.1 0.3 1.2 1.4 1.3 1.5 Gain on sale of Franklin Park facility - - 2.6 - - - Inventory step up - 6.9 6.9 - - 1.2 Transaction and other transaction-related items (6) 26.1 15.9 3.3 0.8 0.3 0.2 Other operating expenses, net $ 29.9 $ 24.1 $ 6.9 $ 16.1 $ 15.8 $ 3.9 (1) Includes 69 days of operating activities (2) Includes 22 days of the acquired business’ operating activities (3) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination (4) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitate more meaningful comparisons of performance to other fiscal periods (5) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated (6) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items Predecessor Successor ($ in millions, Unaudited)

Non-GAAP Reconciliation (continued) 19 Nexeo Solutions, Inc. and Subsidiaries LTM Other Operating Expenses, Net 06/30/2016 09/30/2016 12/31/2016 03/31/2017 06/30/2017 Management add-backs (1) $ 8.4 $ 8.9 $ 9.8 $ 11.8 $ 11.5 Change in FV of contingent consideration obligations - (11.2) (0.6) 9.4 8.6 FY 2015 special one-time compensation incentives (2) 8.9 - - - - Foreign exchange (gains) losses, net (3) 3.2 2.6 2.9 4.0 1.9 Management fees (4) 3.3 2.2 1.3 0.5 - Compensation expense related to management equity plan (non-cash) 1.3 2.2 3.3 4.3 5.4 Gain on sale of Franklin Park facility - 2.6 2.6 2.6 2.6 Inventory step up 6.9 13.8 13.8 13.8 8.1 Transaction and other transaction-related items (5) 51.4 54.7 54.2 46.4 4.6 Other operating expenses, net $ 83.4 $ 75.8 $ 87.3 $ 92.8 $ 42.7 (1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination (2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance (3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitate more meaningful comparisons of performance to other fiscal periods (4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated (5) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items Last Twelve Months Ending ($ in millions, Unaudited)

Non-GAAP Reconciliation (continued) 20 Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation Q3-FY16 Q2-FY17 Q3-FY17 Long-term debt and capital lease obligations, less current portion, net $ 780.6 $ 871.3 $ 855.3 Short-term borrowings and current portion of long-term debt and capital lease obligations 50.0 47.1 48.7 Total Debt 830.6 918.4 904.0 Cash and cash equivalents (38.6) (95.3) (34.1) Net Debt $ 792.0 $ 823.1 $ 869.9 Predecessor Successor ($ in millions, Unaudited)

NEXEO SOLUTIONS, INC.